UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2014

Date of reporting period:	4/30/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL MUNI HIGH INCOME FUND

ANNUAL REPORT • APRIL 30, 2014

Fund Type

Municipal Bond

Objective

Maximum amount of income that is eligible for exclusion from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

June 16, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Muni High Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Muni High Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 4/30/14
	One Year	Five Years	Ten Years
Class A	–0.71%	49.18%	63.71%
Class B	–0.95	47.39	59.77
Class C	–1.36	44.26	54.52
Class Z	–0.47	50.99	68.02
Barclays Municipal Bond Index	0.50	30.97	60.22
Barclays Municipal High Yield Bond Index	–1.64	69.92	73.60
Lipper High Yield Municipal Debt Funds Average	–1.52	54.96	50.78

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years
Class A	–5.33%	7.75%	4.27%
Class B	–6.23	8.22	4.45
Class C	–2.97	7.91	4.10
Class Z	–1.14	8.89	4.97
Barclays Municipal Bond Index	0.39	5.71	4.45
Barclays Municipal High Yield Bond Index	–1.87	11.41	5.44
Lipper High Yield Municipal Debt Funds Average	–2.00	9.52	3.84

Average Annual Total Returns (With Sales Charges) as of 4/30/14
	One Year	Five Years	Ten Years
Class A	–4.68%	7.45%	4.62%
Class B	–5.68	7.92	4.80
Class C	–2.31	7.60	4.45
Class Z	–0.47	8.59	5.33

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Average Annual Total Returns (Without Sales Charges) as of 4/30/14
	One Year	Five Years	Ten Years
Class A	–0.71%	8.33%	5.05%
Class B	–0.95	8.07	4.80
Class C	–1.36	7.60	4.45
Class Z	–0.47	8.59	5.33

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Muni High Income Fund (Class A shares) with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (April 30, 2004) and the account values at the end of the current fiscal year (April 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Muni High Income Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	.50%	1%	None

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Barclays Municipal High Yield Bond Index

The Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also be dated after December 31, 1990, and be at least one year from their maturity date.

Lipper High Yield Municipal Debt Funds Average

The Lipper High Yield Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Distribution and Yields as of 4/30/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of		30-Day Unsubsidized SEC Yield	Taxable Equivalent 30-Day Unsubsidized Yield* at Federal Tax Rates of
			38.8%	43.4%		38.8%	43.4%
Class A	$0.46	3.80%	6.21%	6.71%	3.75%	6.13%	6.63%
Class B	0.44	3.71	6.06	6.55	3.71	6.06	6.55
Class C	0.39	3.21	5.25	5.67	3.21	5.25	5.67
Class Z	0.49	4.21	6.88	7.44	4.21	6.88	7.44

*Some Investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Five Largest Holdings expressed as a percentage of net assets as of 4/30/14
Mississippi St. Business (MS) Fin. Comm. Gulf Opp. Zone, Var., Chevron USA, Inc., Ser. 1, FRDD, 0.070%, 11/01/35	1.2%
Puerto Rico Comnwlth., (PR), Ser. A, GO, 8.000%, 07/01/35	1.2
Tob. Settlement (NJ) Fin. Corp., NJ Rev., Rfdg., Ser. 1A, 4.625%, 06/01/26	1.1
Tob. Settlement (NJ) Fin. Corp., NJ Rev., Rfdg., Ser. 1A, 4.500%, 06/01/23	1.0
Salt Verde (AZ) Fin. Corp. Gas Rev., Sr. Bonds, 5.000%, 12/01/37	0.9

Holdings are subject to change.

Credit Quality* expressed as a percentage of net assets as of 4/30/14
Aaa	0.2%
Aa	4.3
A	19.8
Baa	30.2
Ba	11.9
B	12.9
Less than Caa	0.1
Not Rated	18.9
Total Investments	98.3
Other assets in excess of liabilities	1.7
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential Muni High Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Muni High Income Fund’s (the Fund) Class A shares declined by 0.71% for the 12-month period that ended April 30, 2014, underperforming the 0.50% gain of the Barclays Municipal Bond Index, which consists entirely of investment-grade municipal bonds.

The Fund’s Class A shares outperformed the 1.64% decline of the Barclays Municipal High Yield Bond Index, which tracks bonds that are not rated or are rated below investment grade. The Fund also outperformed the 1.52% decline of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

The municipal bond market faced significant challenges during the past fiscal year. The reporting period, which began on May 1, 2013, got off to a rough start. AAA-rated municipal bonds underperformed U.S. Treasuries in the second quarter of 2013. While state and local finances continued to improve, the key long-term concerns continued to be unfunded pension liabilities and retiree healthcare benefits. In fact, the State of Illinois’ downgrade by two rating agencies was directly attributable to its inability to pass much needed pension reform during the legislative session. Subsequently, pension reform was passed but is now being challenged in court.

In the third quarter of 2013, the key factors driving the municipal market lower were higher interest rates, significant retail fund outflows, and headline risk associated with Detroit’s bankruptcy filing in July, as well as Puerto Rico’s fiscal health. Long-term, AAA-rated municipal bonds underperformed U.S. Treasuries. Higher-quality municipals held their value better than lower-quality bonds.

The municipal market perked up in the fourth quarter of 2013 despite continued fund outflows, as AAA-rated municipal bonds outperformed U.S. Treasuries. High grade municipals also fared better than lower-quality bonds. For the quarter, high grade municipals returned .32%, while lower-rated municipals declined by .46%.

In the first quarter of 2014, AAA-rated municipal bonds underperformed U.S. Treasuries in the front end of the yield curve. However, municipal bonds outperformed Treasuries with maturities of 10 years and longer. Lower-quality municipals outperformed higher-quality issues. After large mutual fund outflows plagued the market in 2013, fund flows were modestly positive at the end of the reporting period.

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Additionally, an increase in personal income tax rates in 2013 to 39.6% from 35% for individuals making more than $400,000 has been a positive for the tax-exempt municipal market, as demand remains strong for tax-exempt income.

What made the largest positive contribution to the Fund’s performance?

Security selection and sector allocation were the major contributors to the Fund’s positive performance.

•	The Fund gained from an overweight exposure to hospital bonds, which posted a moderate gain during the reporting period, according to the Barclays Municipal Bond Index.

•

Exposure to airline credit-backed securities contributed to the Fund’s performance as spreads, the difference in yields between AAA-rated municipal bonds and other bonds with similar maturities, tightened. The Fund’s airline holdings consisted of private activity bonds, which are typically used by private companies to finance construction projects such as terminal improvements at airports or other projects.

•

The Fund’s underweight exposure to tobacco-related bonds compared with holdings in the Barclays High Yield Index had a positive effect on performance, since these bonds underperformed. Tobacco-related bonds are backed by payments from tobacco companies participating in the 1998 Master Settlement Agreement.

What detracted most from the Fund’s performance?

The Fund’s yield curve positioning strategy was the most significant factor that detracted from performance.

•

Over the one-year period, yields on longer maturity municipals rose more than yields on shorter maturity municipals, resulting in a steeper yield curve. This detracted from performance as the Fund was positioned for a yield curve flattening, which anticipated a decrease in yields on longer maturity municipals.

Did the Fund hold derivatives and did they affect performance?

•	The Fund maintained short positions in U.S. Treasury futures to offset some of the Fund’s duration and curve exposure. The impact on the one-year performance was neutral.

Prudential Muni High Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on November 1, 2013, at the beginning of the period, and held through the six-month period ended April 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Muni High Income Fund		Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,066.50	0.87%	$4.46
	Hypothetical	$1,000.00	$1,020.48	0.87%	$4.36

Class B	Actual	$1,000.00	$1,065.20	1.12%	$5.74
	Hypothetical	$1,000.00	$1,019.24	1.12%	$5.61

Class C	Actual	$1,000.00	$1,062.60	1.62%	$8.28
	Hypothetical	$1,000.00	$1,016.76	1.62%	$8.10

Class Z	Actual	$1,000.00	$1,067.90	0.62%	$3.18
	Hypothetical	$1,000.00	$1,021.72	0.62%	$3.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Muni High Income Fund	9

Fees and Expenses (continued)

The Fund’s annual expense ratios for the period ended April 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.92%	0.87%
B	1.12	1.12
C	1.62	1.62
Z	0.62	0.62

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of April 30, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 97.1%

Alabama 0.6%
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.000%	10/01/44	500	$507,375
Jefferson Cnty. Sewer Rev., Sr. Lien, Warrants, Ser. A, AGM	5.250	10/01/48	500	514,265
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co., Ser. A	5.800	05/01/34	1,000	1,075,340
Selma Indl. Dev. Brd. Rev., Gulf Opp. Zone, Intl. Paper Co., Ser. A	6.250	11/01/33	1,750	1,957,410

				4,054,390

Arizona 3.5%
Maricopa Cnty. Poll. Ctrl. Corp. Rev., El Paso Elec. Co., Ser. B	7.250	04/01/40	1,500	1,692,135
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co.	4.000	09/01/29	3,000	2,896,290
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co.	5.750	09/01/29	3,500	3,567,830
Pinal Cnty. Indl. Dev. Auth., Correct. Facs. Rev., Florence West Prison Proj., Ser. A, ACA	5.250	10/01/19	3,135	3,292,346
Salt Verde Fin. Corp. Gas Rev., Sr. Bonds	5.000	12/01/32	4,125	4,519,639
Salt Verde Fin. Corp. Gas Rev., Sr. Bonds	5.000	12/01/37	5,315	5,821,147
Tempe AZ Indl. Dev. Auth. Rev., Friendship Vlg., Ser. A, Rfdg.	6.250	12/01/42	1,000	1,029,090

				22,818,477

California 10.3%
ABAG Fin. Auth. for Nonprofit Corp. Rev., Episcopal Senior Cmnty., Rfdg.	6.125	07/01/41	775	849,400
California Cnty. Tob. Secur. Agcy., Rev., Conv., CABS (Converted to Fixed on 12/01/10)	5.250	06/01/21	3,215	3,220,562
California Cnty. Tob. Secur. Agcy., Rev., Conv., CABS, Ser. B (Converted to Fixed on 12/01/08)	5.100	06/01/28	1,750	1,594,565
California Hlth. Facs. Fin. Auth. Rev., St. Joseph Hlth. Sys., Ser. A	5.750	07/01/39	1,770	2,037,553
California Hlth. Facs. Fin. Auth. Rev., Stanford Hosp., Ser. A-3, Rfdg.	5.500	11/15/40	750	848,130
California Poll. Ctrl. Fin. Auth. Rev., Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	500	516,145
California St., Var. Purp., GO	5.500	11/01/39	1,000	1,133,540

See Notes to Financial Statements.

Prudential Muni High Income Fund	11

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California St., Var. Purp., GO	6.000%	04/01/38	3,500	$4,115,055
California St., Var. Purp., GO	6.000	11/01/39	1,500	1,793,040
California St. Mun. Fin. Auth. Chrt. Sch. Rev., Partnerships Uplift Cmnty. Proj. Ser. A	5.250	08/01/42	1,380	1,255,483
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	5.000	12/01/31	1,000	1,089,420
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj., Ser. G-1	5.750	10/01/30	750	861,330
California St. Pub. Wks. Brd. Lease Rev., Various Cap. Proj., Ser. I-1	6.375	11/01/34	750	899,317
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth. Oblig. Grp.	5.000	11/01/40	2,000	2,075,240
California Statewide Cmntys. Dev. Auth. Rev., Sch. Fac., Aspire Pub. Sch.	6.000	07/01/30	995	1,004,154
California Statewide Cmntys. Dev. Auth. Rev., Sr. Living Southn. Calif. Presbyterian Homes	7.250	11/15/41	500	571,240
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Ser. A	5.000	06/01/45	1,000	1,001,000
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Ser. A-2, CABS (Converted to Fixed on 12/01/12)	5.300	06/01/37	5,000	3,894,750
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1	4.500	06/01/27	5,745	5,019,866
Golden St. Tob. Secur. Corp. Tob. Settlement Rev., Asset Bkd., Sr., Ser. A-1	5.750	06/01/47	6,515	5,358,783
Lake Elsinore Spl. Tax Cmnty. Facs., Dist.-2-Area A, Ser. A	5.450	09/01/36	1,460	1,461,781
Lincoln Pub. Fing., Auth. Rev., Twelve Bridges Sub., Ser. B	6.000	09/02/27	1,000	1,065,330
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000	11/15/35	2,980	3,275,467
Los Angeles Regl. Arpts. Impt. Corp. Lse. Rev., American Airlines, Inc., Ser. B, AMT	7.500	12/01/24	3,000	3,037,380
M-S-R Energy Auth. Calif., Ser. A	6.500	11/01/39	2,000	2,588,640
M-S-R Energy Auth. Calif., Ser. A	7.000	11/01/34	1,650	2,214,696
Palomar Pomerado Healthcare Dist. Calif., COP	6.000	11/01/41	1,800	1,790,388
Port of Oakland, Ser. O, AMT, Rfdg.	5.125	05/01/31	1,000	1,075,710
Riverside Cnty. Calif. Redev. Agcy. Tax. Alloc. Intst. 215 Corridor, Ser. E	6.500	10/01/40	2,000	2,180,080

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	7.500%	12/01/41	1,000	$1,134,220
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	606,015
San Francisco City & Cnty. Arpts. Second Ser., Ser. C, AMT, Rfdg.	5.000	05/01/25	1,000	1,113,470
Santa Margarita Wtr. Dist. Spl. Tax, Ser. 2013-1	5.625	09/01/36	675	717,154
South Bayside Wste. Mgmt. Auth. Calif., Ser. A	6.000	09/01/36	500	540,605
Tob. Secur. Auth. Northern Calif. Rev., Asset Bkd. Bonds, Ser. A	4.750	06/01/23	4,260	4,082,188
Wm. S. Hart Unif. High Sch. Dist., Spl. Tax Cmnty. Fac. Dist. No. 2005-1	5.300	09/01/36	1,000	1,009,080

				67,030,777

Colorado 1.6%
Colorado Hlth. Facs. Auth. Rev., Christian Living Cmntys. Proj., Ser. A	5.750	01/01/37	1,500	1,522,245
Colorado Hlth. Facs. Auth. Rev., Christian Living Cmntys., Rfdg.	5.250	01/01/37	550	543,493
Colorado Hlth. Facs. Auth. Rev., Valley View Assn. Proj.	5.125	05/15/37	1,240	1,258,960
Colorado Hlth. Facs. Auth. Rev., Valley View Assn. Proj.	5.250	05/15/42	2,500	2,541,325
E-470 Pub. Hwy. Auth. Rev., Ser. C, AMT, Rfdg.	5.375	09/01/26	1,000	1,084,970
Plaza Co. Met. Dist. 1 Rev., Rfdg.	5.000	12/01/40	1,000	1,001,410
Pub. Auth. Energy Nat. Gas Pur. Rev.	6.500	11/15/38	1,775	2,302,317

				10,254,720

Connecticut 0.7%
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375	07/01/41	1,250	1,336,850
Hamden Fac. Rev., Whitney Ctr. Proj., Ser. A	7.750	01/01/43	1,000	1,035,870
Harbor Point Infrastructure Impt. Dist. Spl. Oblig. Rev., Harbor Point Proj., Ser. A	7.875	04/01/39	2,000	2,304,640

				4,677,360

Delaware 0.2%
Delaware St. Hlth. Facs. Auth. Rev., Beebe Med. Ctr. Proj., Ser. A	5.000	07/01/32	1,375	1,317,869

See Notes to Financial Statements.

Prudential Muni High Income Fund	13

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

District of Columbia 0.9%
Dist. of Columbia, Rev., Assn. Amern. Med. Colleges, Ser. A, Rmkt.	4.000%	10/01/41	750	$696,375
Dist. of Columbia, Rev., Friendship Pub. Chrt. Sch.	5.000	06/01/42	1,500	1,409,580
Dist. of Columbia, Rev., Gallaudet Univ.	5.500	04/01/34	400	436,508
Dist. of Columbia, Rev., Kipp Chrt. Sch.	6.000	07/01/43	850	942,174
Dist. of Columbia, Rev., Kipp Chrt. Sch.	6.000	07/01/48	725	797,906
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Ser. A, AMT	5.250	10/01/27	1,500	1,652,550

				5,935,093

Florida 8.7%
Boggy Creek Impt. Dist. Rev., Spl. Assmt., Ser. 2013, Rfdg.	5.125	05/01/43	3,000	2,940,090
Broward Cnty. FL Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,576,140
Capital Tr. Agcy. Rev., Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	5.350	07/01/29	2,375	2,579,036
Citizens Ppty. Ins. Corp., Sr. Sec’d., Coastal, Ser. A-1	5.000	06/01/19	1,250	1,438,413
Citizens Ppty. Ins. Corp., Sr. Sec’d., High Act, Ser. A-1	6.000	06/01/16	1,500	1,665,390
Citizens Ppty. Ins. Corp., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,158,720
Cityplace CDD Spl. Assmt. Rev., Rfdg.	5.000	05/01/26	1,000	1,093,620
Collier Cnty. Indl. Dev. Auth. Rev., Arlington of Naples Proj., Ser. A, 144A	8.125	05/15/44	2,000	2,054,360
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	538,265
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	6.000	04/01/42	1,000	1,111,490
Florida Dev. Fin. Corp. Edl. Facs. Rev., Bay Area Chrt. Fndtn., Ser. A	7.750	06/15/42	2,000	2,126,440
Florida Dev. Fin. Corp. Edl. Facs. Rev., Renaissance Chrt. Sch., Ser. A	6.000	09/15/40	1,750	1,729,298
Greater Orlando Aviation Auth. Orlando Arpt. Fac. Rev., Spl. Purp. - JetBlue Airways Corp. Proj., AMT	5.000	11/15/36	3,500	3,268,965
Highlands Cmnty. Dev., Spl. Assmt.(a)	5.550	05/01/36	165	117,907
Hillsborough Cnty. Indl. Dev. Auth. Rev., Hlth. Facs., Univ. Cmnty. Hosp., Ser. B (Prerefunded 08/15/19)(b)	8.000	08/15/32	1,000	1,341,290

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Hillsborough Cnty. Indl. Dev. Auth. Rev., Tampa Electric	5.650%	05/15/18	1,000	$1,154,750
Indigo Cmnty. Dev. Dist. Cap. Impvt. Rev.(c)	5.750	05/01/36	1,860	912,721
Jacksonville Econ. Dev., Gerdau Ameristeel U.S., Inc., AMT	5.300	05/01/37	3,000	2,918,400
Martin Cnty. Indl. Dev. Auth. Rev., Indiantown Cogeneration Proj., Rfdg., AMT	3.950	12/15/21	1,000	992,810
Martin Cnty. Indl. Dev. Auth. Rev., Indiantown Cogeneration Proj., Rfdg., AMT	4.200	12/15/25	1,000	972,150
Midtown Miami Cmnty. Dev. Dist., Spl. Assmt., Pkg. Garage Proj., Ser. A	5.000	05/01/37	750	746,243
North Sumter Cnty. Util. Dependent Dist., Solid Wste. Rev.	5.000	10/01/42	2,000	2,015,920
North Sumter Cnty. Util. Dependent Dist., Util. Rev.	5.750	10/01/43	1,500	1,594,020
Palm Beach Hlth. Facs. Auth. Rev., Sinai Residences Boca Raton Proj., Ser. A	7.500	06/01/49	1,000	1,063,920
Palm Beach Hlth. Facs. Auth. Rev., Sinai Residences Boca Raton Proj., Ser. C	6.000	06/01/21	1,000	1,016,070
Sarasota Cnty. Fla. Pub. Hosp. Dist. Hosp. Rev., Sarasota Mem. Hosp. Proj., Ser. A	5.625	07/01/39	1,000	1,054,610
Seminole Tribe Rev., Spl. Oblig., Ser. A (original cost $1,013,820; purchased 09/27/07), 144A(d)(e)	5.500	10/01/24	1,000	1,085,870
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp.	5.250	10/01/34	1,250	1,319,450
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Ser. A	6.250	04/01/39	1,910	2,082,320
St. Johns Cnty. Indl. Dev. Auth. Rev., Presbyterian Retirement, Ser. A	6.000	08/01/45	1,000	1,064,070
St. Petersburg Hlth. Facs. Auth. Rev., All Children’s Hosp., Ser. A	6.500	11/15/39	1,500	1,680,750
Village Cmnty. Dev. Dist. No. 5. Fla. Spl. Assmt. Rev., Phase I, Rfdg.	3.500	05/01/28	985	923,506
Village Cmnty. Dev. Dist. No. 5. Fla. Spl. Assmt. Rev., Phase I, Rfdg.	4.000	05/01/33	495	467,240
Village Cmnty. Dev. Dist. No. 8. Fla. Spl. Assmt. Rev., Phase II, Rfdg.	6.125	05/01/39	2,410	2,643,192

See Notes to Financial Statements.

Prudential Muni High Income Fund	15

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev., Ser. 2011	7.000%	05/01/41	910	$1,099,389
Village Cmnty. Dev. Dist. No. 9. Fla. Spl. Assmt. Rev., Ser. 2012, Rfdg.	5.500	05/01/42	2,405	2,546,895
Village Cmnty. Dev. Dist. No. 10. Fla. Spl. Assmt. Rev.	5.125	05/01/43	1,165	1,140,034
Village Cmnty. Dev. Dist. No. 10. Fla. Spl. Assmt. Rev.	6.000	05/01/44	1,000	1,034,410

				56,268,164

Georgia 1.3%
Atlanta Arpt. Rev., Gen., Ser. B, AMT, Rfdg.	5.000	01/01/30	500	534,725
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. - Vogtle Proj., Ser. B	5.500	01/01/33	1,000	1,063,650
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A	8.750	06/01/29	2,000	2,428,440
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. B, AMT	9.000	06/01/35	1,000	1,056,240
Fulton Cnty. Residential Care Facs. Rev., Canterbury Court Proj., Ser. A	6.125	02/15/34	1,200	1,206,120
Henry Cnty. Wtr. & Swr. Auth. Rev., AMBAC	6.150	02/01/20	1,000	1,213,040
Marietta Dev. Auth. Rev., Life Univ.	7.000	06/15/39	1,000	1,011,270

				8,513,485

Guam 0.2%
Guam Govt., Ser. A, GO	7.000	11/15/39	1,000	1,077,700

Hawaii 1.0%
Hawaii Pac. Hlth. Rev., Spl. Purp., Ser. A	5.500	07/01/40	1,000	1,064,360
Hawaii Pac. Hlth. Rev., Spl. Purp., Ser. B	5.750	07/01/40	500	541,705
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., 15 Craigside Proj., Ser. A	9.000	11/15/44	1,000	1,137,110
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., Hawaii Pacific Hlth. Oblig., Ser. A	5.500	07/01/43	2,500	2,740,075
Hawaii St. Dept. Budget & Fin., Spl. Purp. Rev., Hawaiian Elec. Co.	6.500	07/01/39	1,000	1,109,730

				6,592,980

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Idaho 0.3%
Idaho Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys. Proj., Ser. A	6.750%	11/01/37	1,000	$1,117,090
Idaho Hsg. & Fin. Assn. Rev., North Star Chrt. Sch. Proj., Ser. A	9.500	07/01/39	1,000	650,020

				1,767,110

Illinois 6.2%
Chicago IL Proj., Ser. A, GO	5.000	01/01/40	2,000	1,982,720
Chicago O’Hare Int’l. Arpt. Rev., Gen.-Third Lien, Ser. C	6.500	01/01/41	1,000	1,160,240
Chicago O’Hare Int’l. Arpt. Rev., Gen.-Third Lien, Ser. C, AMT	5.375	01/01/39	1,500	1,577,865
Illinois Fin. Auth. Rev., Cent. DuPage Hlth., Ser. B	5.500	11/01/39	1,500	1,665,300
Illinois Fin. Auth. Rev., Illinois Inst. of Technology, Ser. A	5.000	04/01/31	2,500	2,334,650
Illinois Fin. Auth. Rev., Illinois Inst. of Technology, Ser. A	5.000	04/01/36	5,000	4,535,850
Illinois Fin. Auth. Rev., NorthWestern Mem. Hosp., Ser. A	6.000	08/15/39	1,500	1,733,025
Illinois Fin. Auth. Rev., People’s Gas Light & Coke, Rfdg.	4.000	02/01/33	1,000	969,120
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A	6.000	05/01/28	1,500	1,629,525
Illinois Fin. Auth. Rev., Provena Hlth., Ser. A	7.750	08/15/34	1,000	1,240,250
Illinois Fin. Auth. Rev., Rush Univ. Med. Ctr., Oblig. Grp., Ser. A	7.250	11/01/38	3,405	4,063,255
Illinois Fin. Auth. Rev., Rush Univ. Med. Ctr., Ser. C	6.625	11/01/39	1,000	1,131,990
Illinois Fin. Auth. Rev., Silver Cross & Med. Ctrs.	7.000	08/15/44	3,000	3,340,440
Illinois Fin. Auth. Rev., Student Hsg., Edl. Advancement Fd., Inc., Ser. B, Rfdg.	5.000	05/01/30	5,000	4,961,950
Illinois Fin. Auth. Rev., Swedish Covenant, Ser. A	6.000	08/15/38	1,500	1,596,960
Illinois St., GO	5.000	08/01/25	1,000	1,100,890
Illinois St., GO	5.000	02/01/39	1,500	1,553,775
Illinois St., GO	5.000	05/01/39	1,000	1,036,650
Railsplitter Tob. Settlement Auth. Rev.	6.000	06/01/28	2,250	2,610,945

				40,225,400

See Notes to Financial Statements.

Prudential Muni High Income Fund	17

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Indiana 1.4%
Indiana St. Fin. Auth. Rev., 21st Century Chrt. Sch. Proj., Ser. A	6.250%	03/01/43	1,500	$1,415,970
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	7.000	10/01/39	1,000	1,004,830
Indiana St. Fin. Auth. Rev., Duke Energy Indl., Ser. B	6.000	08/01/39	1,000	1,114,370
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtrwks. Proj., Ser. A	5.750	01/01/38	1,000	1,089,350
Valparaiso, In. Rev., Pratt Paper LLC Proj., AMT	5.875	01/01/24	1,000	1,066,360
Valparaiso, In. Rev., Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,618,950
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc.	7.750	09/01/31	1,500	1,695,045

				9,004,875

Iowa 1.7%
Altoona Urban Renewal Tax Rev., Annual Appr.	6.000	06/01/43	1,000	1,050,050
Ames. Hosp., Mary Greely Med. Ctr. Rev.	5.250	06/15/36	1,000	1,049,530
Iowa St. Fin. Auth. Rev., Iowa Fertilizer Proj. Co.	5.250	12/01/25	4,500	4,498,245
Iowa St. Fin. Auth. Rev., Iowa Fertilizer Proj. Co.	5.500	12/01/22	4,500	4,572,585

				11,170,410

Kansas 0.2%
Kansas St. Dev. Fin. Auth. Hosp. Rev., Adventist Hlth.	5.750	11/15/38	1,000	1,117,240

Kentucky 0.7%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro Med. Hlth. Sys., Ser. A	6.375	06/01/40	3,500	3,779,335
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	542,195
Owen Cnty. Wtrwks. Sys. Rev., Amern. Wtr. Co. Proj., Ser. B	5.625	09/01/39	500	523,730

				4,845,260

Louisiana 1.3%
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Westlake Chem. Corp., Ser. A-2	6.500	11/01/35	1,000	1,112,270
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Rev., Woman’s Hosp. Fndtn., Ser. A	6.000	10/01/44	2,000	2,252,120
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries Hosp.	6.750	07/01/39	2,000	2,249,440

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Louisiana (cont’d.)
Louisiana St. Citizens Ppty. Ins., Assmt. Rev., Ser. C, AGC	6.750%	06/01/26	2,000	$2,366,700
St. Charles Parish Gulf Zone, Opp. Zone Rev., Valero Energy Corp. (Mandatory put date 06/01/22)	4.000	12/01/40	500	526,720

				8,507,250

Maine 0.3%
Maine St. Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Ctr.	7.500	07/01/32	2,000	2,286,320

Maryland 2.4%
Anne Arundel Cnty. Spl. Oblig., Vlg. South Waugh Chapel Proj., Tax Alloc.	6.250	07/01/40	2,000	2,112,940
Frederick Cnty. Spl. Oblig., Rev., Jefferson Tech. Park, Ser. B	7.125	07/01/43	2,000	2,136,700
Frederick Cnty. Spl. Oblig., Rev., Sub. Urbana Cmnty. Dev. Auth., Ser. B	5.500	07/01/40	4,860	4,762,509
Howard Cnty. Spl. Oblig., Annapolis Junction Twn. Ctr. Proj., Tax Alloc.	6.100	02/15/44	1,420	1,453,469
Maryland Econ. Dev. Corp., Poll. Ctrl. Rev., Potomac Elect. Pwr. Co., Rfdg.	6.200	09/01/22	1,000	1,180,180
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Charlestown Cmnty., Rfdg.	6.250	01/01/41	1,500	1,629,000
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Lifebridge Hlth.	6.000	07/01/41	600	672,924
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Univ. of Maryland Med. Sys., Ser. A	4.000	07/01/43	2,000	1,823,220

				15,770,942

Massachusetts 1.6%
Massachusetts St. Coll. Bldg., Auth. Rev., Proj. Bonds, Ser. A, Rfdg.	7.500	05/01/14	625	625,106
Massachusetts St. Dev. Fin. Agcy. Rev., Alliance Hlth., Ser. A	7.100	07/01/32	3,535	3,535,707
Massachusetts St. Dev. Fin. Agcy. Rev., Linden Ponds, Inc. Fac. Ser. A-1	6.250	11/15/46	709	574,898
Massachusetts St. Dev. Fin. Agcy. Rev., Linden Ponds, Inc. Fac. Ser. A-2	5.500	11/15/46	38	26,890

See Notes to Financial Statements.

Prudential Muni High Income Fund	19

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Massachusetts (cont’d.)
Massachusetts St. Dev. Fin. Agcy. Rev., Linden Ponds, Inc. Fac. Ser. B	13.010%(f)	11/15/56	187	$878
Massachusetts St. Dev. Fin. Agcy. Rev., Tufts Med. Ctr., Ser. I	7.250	01/01/32	2,000	2,401,700
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	3,000	3,071,250

				10,236,429

Michigan 3.8%
Detroit Mich. Sewer Disp. Rev., Sr. Lien, Ser. B, Rmkt., AGM	7.500	07/01/33	1,000	1,084,940
Kent Hosp. Fin. Auth. Rev., Metro Hosp. Proj., Ser. A	6.250	07/01/40	3,000	3,128,730
Michigan Pub. Edl. Facs. Auth. Rev., Ltd. Oblig.-Black River Sch., Rfdg.	5.800	09/01/30	1,250	1,163,788
Michigan St. Bldg. Auth. Rev., Facs. Prog., Ser. I-A, Rfdg.	5.375	10/15/41	750	820,980
Michigan St. Hosp. Fin. Auth. Rev., Henry Ford Hlth.	5.750	11/15/39	1,000	1,071,820
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare Corp.	5.750	05/15/38	1,500	1,684,605
Michigan Strategic Fund Rev., Detroit Ed., Rmkt., Rfdg.	5.625	07/01/20	1,000	1,179,820
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Catholic Archdiocese Detroit, Rfdg.	6.500	12/01/20	2,000	2,109,140
Royal Oak Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp., Ser. D	5.000	09/01/39	1,000	1,050,690
Royal Oak Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp., Ser. V	8.250	09/01/39	2,150	2,637,018
Royal Oak Hosp. Fin. Auth. Hosp. Rev., William Beaumont Hosp., Ser. W	6.000	08/01/39	1,000	1,080,560
Star Intl. Academy, Pub. Sch. Academy, Rfdg.	5.000	03/01/33	2,000	1,908,280
Summit Academy Rev., Rfdg., North Pub. Sch., Academy	5.500	11/01/30	1,500	1,343,940
Summit Academy Rev., Rfdg., Pub. Sch., Academy	6.250	11/01/25	2,060	2,060,288
Wayne Charter Cnty. Bldg. Impt., Ser. A, GO	6.750	11/01/39	950	972,933
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, AMT, Rfdg.	5.000	12/01/28	1,500	1,583,490

				24,881,022

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Minnesota 0.3%
St. Paul Hsg. & Redev. Auth., Hosp. Rev., Hlth. East Proj.	6.000%	11/15/35	1,000	$1,023,420
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7, AMT	4.500	10/01/37	1,000	850,470

				1,873,890

Mississippi 0.2%
Warren Cnty. Gulf Opp. Zone, Intl. Paper Proj., Ser. A	6.500	09/01/32	1,000	1,107,360

Missouri 0.9%
Manchester Tax Increment & Transn. Rev., Hwy. 141, Manchester Rd. Proj., Rfdg.	6.875	11/01/39	1,500	1,569,375
Missouri St. Hlth. & Ed. Facs. Auth. Rev., Lutheran Senior Services	6.000	02/01/41	1,000	1,076,190
Poplar Bluff Regl. Transn. Dev. Dist., Transn. Sales Tax Rev.	4.750	12/01/42	2,100	2,051,742
St. Louis Cnty. Indl. Dev. Auth. Rev., Friendship Village Sunset Hills, Ser. A	5.875	09/01/43	1,000	1,056,920

				5,754,227

Nevada 0.3%
Clark Cnty. Impt. Dist. Spl. Impvt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000	08/01/23	1,710	1,651,313

New Jersey 9.7%
Burlington Cnty. Bridge Commn. Econ. Dev. Rev., The Evergreens Proj.	5.625	01/01/38	1,000	937,250
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., AMT	4.875	09/15/19	3,965	4,022,810
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., AMT	5.125	09/15/23	5,000	5,059,100
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., AMT	5.750	09/15/27	1,000	1,028,350
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Rmkt., AMT	5.500	06/01/33	2,000	2,035,720
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Ser. A, AMT	5.625	11/15/30	2,000	2,055,440
New Jersey Econ. Dev. Auth. Rev., Continental Airlines, Inc. Proj., Spec. Facs. AMT	5.250	09/15/29	5,000	5,053,150

See Notes to Financial Statements.

Prudential Muni High Income Fund	21

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
New Jersey Econ. Dev. Auth. Rev., GMT Realty LLC, Ser. B, AMT, Rfdg.	6.875%	01/01/37	3,000	$3,014,340
New Jersey Econ. Dev. Auth. Rev., Goethals Bridge, AMT	5.375	01/01/43	1,390	1,463,239
New Jersey Econ. Dev. Auth. Rev., Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,761,744
New Jersey Econ. Dev. Auth. Rev., Umm Energy Partners, Ser. A, AMT	5.000	06/15/37	1,500	1,500,600
New Jersey Econ. Dev. Auth. Rev., Umm Energy Partners, Ser. A, AMT	5.125	06/15/43	1,100	1,103,190
New Jersey Healthcare Facs. Fin. Auth. Rev., AHS Hosp. Corp.	6.000	07/01/41	500	578,280
New Jersey Healthcare Facs. Fin. Auth. Rev., Barnabas Hlth., Ser. A, Rfdg.	5.625	07/01/37	1,000	1,074,560
New Jersey Healthcare Facs. Fin. Auth. Rev., St. Josephs Healthcare Sys.	6.625	07/01/38	3,000	3,192,750
New Jersey Healthcare Facs. Fin. Auth. Rev., Virtua Hlth.	5.750	07/01/33	2,000	2,180,380
New Jersey St. Edl. Facs. Auth. Univ. Med. & Dentistry, Ser. B, Rfdg. (Prerefunded 06/01/19)(b)	7.500	12/01/32	1,000	1,303,490
New Jersey St. Tpke. Auth. Tpke. Rev., Growth & Income Secs., Ser. B, AMBAC, CABS (Converts to 5.150% on 01/01/15)	4.480(f)	01/01/35	4,000	3,932,360
New Jersey St. Transn. Tr. Fd. Sys. Auth., Trans. Sys., Ser. A	5.875	12/15/38	2,000	2,324,280
Tob. Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	4.500	06/01/23	6,825	6,609,466
Tob. Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	4.625	06/01/26	8,000	7,041,600
Tob. Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	4.750	06/01/34	3,000	2,343,030
Tob. Settlement Fin. Corp., NJ Rev., Rfdg., Ser. 1A	5.000	06/01/41	4,355	3,407,744

				63,022,873

New Mexico 0.1%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, AMT, GNMA, FNMA, FHLMC	5.500	07/01/35	560	579,247

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

New York 3.0%
Brooklyn Arena Local Dev. Corp., Barclays Ctr. Proj.	6.375%	07/15/43	1,250	$1,364,763
Build NYC Resource Corp. Rev., Bronx Chrt. Sch. For Excellence Proj., Ser. A	5.500	04/01/43	1,000	1,017,580
Build NYC Resource Corp. Rev., S. Bronx Chrt. Sch. For Intl., Ser. A	5.000	04/15/43	1,000	830,160
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec., Asset Bkd.-1st Sub., Ser. B, CABS	10.550(f)	06/01/47	5,000	166,600
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec., Asset Bkd.-2nd Sub., Ser. C, CABS	10.810(f)	06/01/50	4,000	89,560
Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A	6.000	05/01/33	1,500	1,748,040
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., AMT, AMR Corp.	7.500	08/01/16	1,000	1,057,570
New York City Indl. Dev. Agcy. Rev., Spl. Fac., American Airlines, JFK Int’l. Arpt., AMT, AMR Corp.	7.750	08/01/31	2,000	2,200,920
New York City Indl. Dev. Agcy. Rev., Spl. Fac., Terminal One Group Assn. Proj., AMT	5.500	01/01/24	2,450	2,606,310
New York Liberty Dev. Corp. Rev., 4 World Trade Center Proj., Rfdg.	5.750	11/15/51	1,750	1,935,657
New York Liberty Dev. Corp. Rev., 7 World Trade Center Class 1	5.000	09/15/40	1,000	1,078,850
New York St. Dorm. Auth. Rev., Nonst. Supported Debt, NYU Hosp. Ctr., Ser. A	6.000	07/01/40	1,000	1,107,170
Onondaga Civic Dev. Corp., St. Joseph Hosp. Hlth. Ctr., Ser. 2012	5.000	07/01/42	1,000	935,510
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Int’l. Air Terminal	5.000	12/01/20	500	554,775
Port Auth. of NY & NJ Spl. Oblig. Rev., JFK Int’l. Air Terminal	6.000	12/01/42	2,500	2,745,175

				19,438,640

North Carolina 0.3%
North Carolina Eastn. Mun. Pwr. Agcy. Pwr. Sys. Rev., Ser. C	6.750	01/01/24	1,000	1,175,190
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge Proj., Ser. A	6.000	01/01/39	750	765,427

				1,940,617

See Notes to Financial Statements.

Prudential Muni High Income Fund	23

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Ohio 3.6%
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.125%	06/01/24	6,450	$5,553,514
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.375	06/01/24	2,995	2,599,630
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	5.875	06/01/30	6,500	5,419,505
Buckeye Tob. Settlement Fin. Auth., Asset Bkd. Sr. Turbo, Ser. A-2	6.500	06/01/47	1,750	1,540,000
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000	06/01/42	1,250	1,293,638
Hancock Cnty. Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Ser. A	6.250	12/01/34	600	672,732
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	6.000	11/15/41	750	856,245
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	6.500	11/15/37	875	1,041,276
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	5.250	08/01/41	1,200	1,252,812
Ohio Air Quality Dev. Auth. Rev., Poll. FirstEnergy Generation, Ser. C	5.625	06/01/18	500	553,555
Ohio St. Wtr. Dev. Auth. Rev., First Energy Nuclear Gen., Ser. B (Mandatory put date 06/03/19)	4.000	12/01/33	1,250	1,305,588
Ohio St. Wtr. Dev. Auth. Rev., FirstEnergy Generation, Ser. A (Mandatory put date 06/01/16)	5.875	06/01/33	500	538,865
Southeastern Ohio Port Auth. Rev., Impt., Mem. Hlth. Sys., Rfdg.	6.000	12/01/42	1,000	985,150

				23,612,510

Oklahoma 1.1%
Oklahoma Cnty. Fin. Auth. Rev., Epworth Villa Proj., Ser. A	5.125	04/01/42	1,750	1,685,810
Oklahoma St. Dev., Fin. Auth. Rev., St. Johns Hlth. Sys., Rfdg.	5.000	02/15/42	1,500	1,561,740
Tulsa Cnty. Indl. Auth. Sr. Living Cmnty. Rev., Montereau, Inc. Proj., Ser A	7.125	11/01/30	1,000	1,091,320
Tulsa Mun. Arpt. Tr. Trustees Gen. Rev., American Airlines, Ser. A, AMT	5.500	06/01/35	3,000	3,021,150

				7,360,020

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Oregon 0.2%
Salem Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	6.000%	05/15/42	1,000	$1,035,400

Pennsylvania 4.8%
Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys. Proj.	7.250	07/01/39	1,000	1,152,360
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg.	5.375	12/01/41	2,700	2,977,884
Cumberland Cnty. Mun. Auth., Rev., Asbury PA Oblig. Grp.	6.125	01/01/45	2,000	2,055,580
Cumberland Cnty. Mun. Auth., Rev., Asbury PA Oblig. Grp., Rfdg.	5.250	01/01/41	1,000	945,800
Cumberland Cnty. Mun. Auth., Rev., Diakon Lutheran	6.375	01/01/39	1,000	1,075,920
Fulton Cnty. Indl. Dev. Auth. Hosp. Rev., Med. Ctr. Proj.	5.900	07/01/40	1,000	1,003,010
Geisinger Auth. Hlth. Sys., Ser. A-1	5.125	06/01/41	1,450	1,552,515
Lehigh Cnty. Gen. Purp. Auth. Rev., Bible Fellowship Church Homes, Inc. Proj.	5.250	07/01/42	1,500	1,346,895
Northampton Cnty. Gen. Purp. Auth. Hosp. Rev., St. Luke’s Hosp. Proj., Ser. A	5.500	08/15/35	1,000	1,037,770
Pennsylvania Econ. Dev. Fin. Auth., Res. Recov., Colver Proj. Ser. F, AMBAC, AMT, Rfdg.	4.625	12/01/18	4,500	4,629,960
Pennsylvania Econ. Dev. Fin. Auth., Res. Recov., Colver Proj. Ser. G, AMT, Rfdg.	5.125	12/01/15	600	612,570
Pennsylvania Econ. Dev. Fin. Auth., Sew. Sludge Disp. Rev., Philadelphia Biosolids Fac.	6.250	01/01/32	750	769,710
Pennsylvania Econ. Dev. Fin. Auth., US Airways Grp., Ser. B, Gty. Agmt.	8.000	05/01/29	490	557,674
Philadelphia Arpt. Rev., Ser. A, AMT, Rfdg.	5.000	06/15/27	2,500	2,686,075
Philadelphia Auth. for Indl. Dev. Rev., First Philadelphia Preparatory Chrt., Ser. A	7.250	06/15/43	2,000	2,053,840
Philadelphia Auth. for Indl. Dev. Rev., Mariana Bracetti Academy	7.625	12/15/41	2,000	2,119,520
Philadelphia Auth. for Indl. Dev. Rev., New Fndtn. Chrt. Sch. Proj.	6.625	12/15/41	1,000	1,043,050
Philadelphia, PA, GO, Ser. B, AGM (Prerefunded 07/15/16)(b)	7.125	07/15/38	1,500	1,719,555
Susquehanna Area Regl. Arpt. Auth., AMT, Ser. A	6.500	01/01/38	1,500	1,625,370

				30,965,058

See Notes to Financial Statements.

Prudential Muni High Income Fund	25

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Puerto Rico 4.4%
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.750%	07/01/37	1,350	$941,517
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	6.000	07/01/47	1,125	782,167
Puerto Rico Comnwlth., Govt. Dev. Bank Sr. Notes., Ser. C, AMT	5.250	01/01/15	3,410	3,359,839
Puerto Rico Comnwlth., Hwy. & Transn. Auth. Rev., FGIC	5.250	07/01/14	1,565	1,558,943
Puerto Rico Comnwlth., Hwy. & Transn. Auth. Rev., Ser. CC	5.500	07/01/28	2,500	1,970,175
Puerto Rico Comnwlth., Pub. Impt., Ser. A, GO, Rfdg.	5.500	07/01/39	2,000	1,436,520
Puerto Rico Comnwlth., Pub. Impt., Ser. C, GO, Rfdg.	6.000	07/01/39	800	596,824
Puerto Rico Comnwlth., Ser. A, GO	8.000	07/01/35	8,200	7,585,164
Puerto Rico Elec. Pwr. Auth. Rev., Rfdg., Ser. A	6.750	07/01/36	2,000	1,295,800
Puerto Rico Elec. Pwr. Auth. Rev., Ser. XX	5.250	07/01/40	2,000	1,175,100
Puerto Rico Pub. Bldgs. Auth. Rev., Govt. Facs., Ser. M, Rfdg.	6.000	07/01/20	2,500	2,077,575
Puerto Rico Pub. Bldgs. Auth. Rev., Govt. Facs., Ser. P, Rfdg.	6.750	07/01/36	750	591,983
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Cap. Apprec., Ser. A, CABS	8.400(f)	08/01/33	5,000	1,025,550
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	5.375	08/01/39	1,500	1,101,000
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	5.750	08/01/37	1,000	772,620
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	6.000	08/01/42	2,150	1,710,647
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A-1	5.000	08/01/43	750	509,393

				28,490,817

Rhode Island 0.3%
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing., Lifespan Oblig., Ser. A	7.000	05/15/39	2,000	2,211,860

South Carolina 0.1%
South Carolina St. Pub. Srv. Auth., Rev., Ser. E	5.000	12/01/48	750	801,810

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

South Dakota 0.3%
South Dakota St. Hlth. & Edl. Facs. Auth. Avera Hlth., Ser. A	5.000%	07/01/42	1,655	$1,725,735

Tennessee 2.2%
Chattanooga Hlth. Edl. & Hsg. Facs. Brd., Catholic Hlth. Ser. A	5.250	01/01/45	2,000	2,149,660
Johnson City Hlth. & Edl Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance, First Mtge., Ser. A	6.000	07/01/38	1,000	1,103,150
Johnson City Hlth. & Edl Facs. Brd. Hosp. Rev., Mountain States Hlth. Alliance, First Mtge., Ser. A, NATL, ETM, Rfdg.(b)	6.750	07/01/17	2,000	2,284,960
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs. Rev., Covenant Hlth. Ser. A, CABS	5.900(f)	01/01/35	1,000	300,780
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd., Impt. Blakeford at Green Hills, Rfdg.	5.000	07/01/37	850	869,397
Rutherford Cnty. Hlth. & Edl. Facs., First Mtge. Rev., Group Homes, Inc.	9.500	12/01/19	3,600	3,615,480
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Facs. Rev., Germantown Village, Rfdg.	5.250	12/01/42	1,000	964,830
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,113,960
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/25	1,500	1,647,855

				14,050,072

Texas 10.9%
Austin Convention Enterprises, Inc. Convention Ctr. Rfdg., Second Tier, Ser. B, 144A	5.750	01/01/24	3,405	3,489,614
Austin Convention Enterprises, Inc. Convention Ctr. Rfdg., Second Tier, Ser. B, 144A	5.750	01/01/34	1,000	1,007,400
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. D, Rfdg. (Mandatory put date 10/01/14)(c)(d)	5.400	10/01/29	1,000	27,500
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC, AMT, Elec. Rmkt., Rfdg., Ser. A(c)(d)	8.250	10/01/30	3,000	82,500
Brazos River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC, AMT, Rmkt., Rfdg.(c)(d)	5.400	05/01/29	2,000	55,000

See Notes to Financial Statements.

Prudential Muni High Income Fund	27

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt.	6.125%	04/01/45	2,000	$2,176,900
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	5.750	01/01/25	1,000	1,090,570
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	6.000	01/01/41	2,000	2,206,280
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.000	01/01/43	500	518,115
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	5.000	08/15/42	1,000	1,023,780
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	5.750	08/15/41	1,000	1,073,680
Clifton Higher Ed. Fin. Corp. Rev., Idea Pub. Sch.	6.000	08/15/43	1,000	1,112,810
Clifton Higher Ed. Fin. Corp. Rev., Tejano Cmnty. Ctr., Ser. A	9.000	02/15/38	2,000	2,025,600
Clifton Higher Ed. Fin. Corp. Rev., Uplift Ed., Ser. A	6.125	12/01/40	3,000	3,284,010
Decatur Hosp. Auth. Rev., Wise Reg. Hlth. Sys., Ser. A	7.125	09/01/34	3,000	3,026,580
Grand Parkway Transn. Corp., 1st Tier Toll Rev., Ser. A	5.125	10/01/43	2,000	2,064,020
Houston Arpt. Sys. Rev., Rfdg., Spl. Facs. Cont. Airlines, Inc., AMT	6.625	07/15/38	1,500	1,631,205
Houston Arpt. Sys. Rev., Rfdg., Spl. Facs. Cont. Airlines, Inc., Sub. Lien, Ser. A, AMT	5.000	07/01/25	250	277,352
Houston Arpt. Sys. Rev., Rfdg., Spl. Facs. Cont. Airlines, Inc., Sub. Lien, Ser. A, AMT	5.000	07/01/32	1,000	1,062,600
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc. Ser. A	5.000	02/15/42	1,250	1,278,237
Houston Higher Ed. Fin. Corp., Higher Ed. Rev., Cosmos Fndtn., Inc. Ser. A	6.500	05/15/31	1,000	1,162,070
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Kipp, Inc., Ser. A	6.375	08/15/44	1,000	1,110,170
La Vernia Higher Ed. Fin. Corp. Ed. Rev., Lifeschools of Dallas, Ser. A	7.500	08/15/41	2,000	2,219,940
Lower Colorado Riv. Auth. Rev., Rfdg. & Impt., Ser. A, Unrefunded Balance	7.250	05/15/37	95	100,834
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., AEP Texas Central Co. Proj., Rfdg., Ser. B-1	4.000	06/01/30	1,000	980,190

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., AEP Texas Central Co. Proj., Rfdg., Ser. B-2	4.000%	06/01/30	1,800	$1,764,342
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev., Bonds, Cent. Pwr. & Lt. Co. Proj., Ser. A, Rmkt.	6.300	11/01/29	1,000	1,132,230
North Tex. Edu. Fin. Corp., Uplift Edu., Ser. A	5.250	12/01/47	1,000	1,033,200
North Tex. Twy. Auth. Rev., First Tier, Ser. A	6.250	01/01/39	1,500	1,703,865
North Tex. Twy. Auth. Rev., First Tier, Ser. A, Rfdg.	5.750	01/01/40	3,500	3,874,290
North Tex. Twy. Auth. Rev., First Tier, Sys., Rfdg.	6.000	01/01/38	2,000	2,278,420
North Tex. Twy. Auth. Rev., Second Tier, Ser. F, Rfdg.	5.750	01/01/38	2,500	2,721,650
Pharr Higher Ed. Fin. Auth. Ed. Rev., Idea Pub. Sch., Ser. A	6.500	08/15/39	1,000	1,115,570
Sabine River Auth. Poll. Ctrl. Rev., TXU Energy Co. LLC Proj., Ser. B(c)(d)	6.150	08/01/22	1,000	27,500
San Juan Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A	6.700	08/15/40	1,000	1,145,810
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp., Hosp. Rev., Mirador Proj. Ret. Fac., Temps. 75, Ser. B-1	7.250	11/15/16	955	936,206
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. I, Sr. Lien, Ser. A	5.250	12/15/26	4,100	4,651,901
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. I, Sr. Lien, Ser. B	0.856(g)	12/15/26	1,500	1,307,745
Texas Mun. Gas Acq. & Supply Corp., Gas Supply Rev., Corp. III	5.000	12/15/32	1,000	1,028,880
Texas Mun. Pwr. Agcy. Rev., NATL, ETM, CABS, Rfdg.(b)	0.280(f)	09/01/15	50	49,811
Texas Priv. Activity Surface Transn. Corp., Sr. Lien, LBJ Infrastructure	7.000	06/30/40	4,670	5,414,772
Texas Priv. Activity Surface Transn. Corp., Sr. Lien, NTE Mobility Partners	6.875	12/31/39	2,000	2,282,840
Texas Priv. Activity Surface Transn. Corp., Sr. Lien, NTE Mobility Partners, AMT	6.750	06/30/43	500	566,595
Texas Priv. Activity Surface Transn. Corp., Sr. Lien, NTE Mobility Partners, AMT	7.000	12/31/38	1,500	1,739,715
Texas St. Pub. Fin. Auth. Chrt. Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	5.375	02/15/37	1,000	1,005,650

See Notes to Financial Statements.

Prudential Muni High Income Fund	29

Portfolio of Investments

as of April 30, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Texas St. Pub. Fin. Auth. Chrt. Sch. Fin. Corp. Rev., Ed. Cosmos Fndtn., Ser. A	6.200%	02/15/40	1,000	$1,095,880

				70,963,829

Vermont 0.2%
Vermont Econ. Dev. Auth. Mtge. Rev., Wake Robin Corp. Proj.	5.400	05/01/33	1,100	1,115,257

Virgin Islands 0.1%
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln. Diageo, Ser. A	6.750	10/01/37	750	823,597

Virginia 2.5%
City of Chesapeake Expressway Toll Road Rev., Transn. Sys., Sr. Ser. B, CABS, Rfdg.	5.900(f)	07/15/40	1,000	521,530
Mosaic District Cmnty. Dev. Auth. Rev., Ser. A	6.875	03/01/36	1,250	1,414,300
Norfolk Redev. & Hsg. Auth. Multi-Fam. Rental Hsg. Fac. Rev., Sussex Apts., AMT	8.000	09/01/26	4,465	4,465,670
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Elizabeth River Crossings OpCo LLC Proj., AMT	5.250	01/01/32	2,055	2,152,962
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Elizabeth River Crossings OpCo LLC Proj., AMT	5.500	01/01/42	3,000	3,124,890
Virginia Small Business Fin. Auth. Rev., Sr. Lien, Express Lanes LLC Proj., AMT	5.000	01/01/40	4,780	4,759,111

				16,438,463

Washington 2.0%
Port of Seattle Indl. Dev. Corp., Spl. Facs., Delta Airlines, AMT, Rfdg.	5.000	04/01/30	1,000	966,400
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	5.375	12/01/22	1,190	1,224,403
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp.	5.750	12/01/35	625	663,225
Skagit Cnty. Pub. Hosp. Dist. No. 001 Rev., Skagit Valley Hosp., Ser. A	5.000	12/01/37	3,000	3,038,640
Tob. Settlement Auth. Wash. Rev., Rfdg.	5.250	06/01/32	1,160	1,245,701
Washington St. Healthcare Facs. Auth. Rev., Kadlec Regl. Med. Ctr.	5.000	12/01/42	1,000	1,010,650

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Washington (cont’d.)
Washington St. Healthcare Facs. Auth. Rev., Overlake Hosp. Med. Ctr.	5.500%	07/01/30	1,115	$1,214,469
Washington St. Healthcare Facs. Auth. Rev., Seattle Children’s Hosp.	5.625	10/01/38	1,250	1,424,200
Washington St. Hsg. Fin. Comm. Rev., Rockwood Retmnt. Cmnty. Proj., Ser. A, 144A	7.375	01/01/44	2,000	2,059,560

				12,847,248

Wisconsin 0.6%
Pub. Fin. Auth. Arpt. Facs. Rev., Sr. Oblig. Grp., AMT, Rfdg.	5.000	07/01/42	1,500	1,404,285
Pub. Fin. Auth. Arpt. Facs. Rev., Sr. Oblig. Grp., AMT, Rfdg.	5.250	07/01/28	1,000	1,033,800
Pub. Fin. Auth. Chrt. Sch. Rev., Voyager Fndtn., Inc. Proj., Ser. A	6.200	10/01/42	1,000	1,009,060
Wisconsin Hlth. & Edl. Facs. Auth. Rev., Eastcastle Place, Inc. Proj.	6.125	12/01/34	1,000	733,350

				4,180,495

Wyoming 0.1%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	552,360

TOTAL LONG-TERM INVESTMENTS (cost $615,627,793)				630,895,971

SHORT-TERM INVESTMENT 1.2%

Mississippi
Mississippi St. Business Fin. Comm. Gulf Opp. Zone, Var., Chevron USA, Inc., Ser. I, FRDD (cost $7,620,000)	0.070(g)	11/01/35	7,620	7,620,000

TOTAL INVESTMENTS 98.3% (cost $623,247,793; Note 5)				638,515,971
Other assets in excess of liabilities(h) 1.7%				11,017,938

NET ASSETS 100.0%				$649,533,909

See Notes to Financial Statements.

Prudential Muni High Income Fund	31

Portfolio of Investments

as of April 30, 2014 continued

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ACA—American Capital Access Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Co.

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

FRDD—Floating Rate Daily Demand Note

GNMA—Government National Mortgage Association

GO—General Obligation

IDB—Industrial Development Bond

NATL—National Public Finance Guaranty Corp.

PCR—Pollution Control Revenue

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Represents issuer in default on interest payments and/or principal repayment; the security is income producing.
(b)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(d)	Indicates a security that has been deemed illiquid.
(e)	Indicates a restricted security; the original cost of the restricted security is $1,013,820. The value, $1,085,870, is approximately 0.2% of net assets.
(f)	Represents a zero coupon or step bond. Rate quoted represents effective yield at April 30, 2014.
(g)	Variable rate instrument. The interest rate shown reflects the rate in effect at April 30, 2014.
(h)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at April 30, 2014:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at April 30, 2014	Unrealized Depreciation(1)
	Short Positions:
13	10 Year U.S. Treasury Notes	Jun. 2014	$1,611,069	$1,617,484	$(6,415)
101	U.S. Long Bond	Jun. 2014	13,312,801	13,628,687	(315,886)

					$(322,301)

(1)	Cash of $423,100 has been segregated to cover requirements for open futures contracts as of April 30, 2014.

See Notes to Financial Statements.

32

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of April 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$638,515,971	$—
Other Financial Instruments*
Futures Contracts	(322,301)	—	—

Total	$(322,301)	$638,515,971	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2014 was as follows:

Health Care	24.0%
Corporate Backed IDB & PCR	14.8
Transportation	10.2
Education	9.7
Tobacco	9.5
Special Tax/Assessment District	7.3
Power	6.2
General Obligation	3.8
Other	3.1
Lease Backed Certificate of Participation	1.9
Solid Waste/Resource Recovery	1.7%
Other Muni	1.7
Water & Sewer	1.2
Short-Term Investment	1.2
Pre-Refunded	1.0
Housing	0.8
Tobacco Appropriated	0.2

98.3
Other assets in excess of liabilities	1.7

100.0%

Industry classification is subject to change.

See Notes to Financial Statements.

Prudential Muni High Income Fund	33

Portfolio of Investments

as of April 30, 2014 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of April 30, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	—	$—	Due to broker—variation margin	$322,301	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$115,039

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(130,401)

For the year ended April 30, 2014, the Fund’s average value at trade date for futures short positions was $13,242,547.

See Notes to Financial Statements.

34

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • APRIL 30, 2014

Prudential Muni High Income Fund

Statement of Assets & Liabilities

as of April 30, 2014

Assets
Unaffiliated investments (cost $623,247,793)	$638,515,971
Cash	4,040,962
Deposit with broker	423,100
Interest receivable	11,651,523
Receivable for Fund shares sold	2,381,717
Receivable for investments sold	973,652
Prepaid expenses	2,741

Total assets	657,989,666

Liabilities
Payable for investments purchased	4,792,120
Payable for Fund shares reacquired	2,565,914
Dividends payable	438,105
Management fee payable	263,596
Distribution fee payable	176,793
Accrued expenses	142,531
Due to broker—variation margin	62,297
Affiliated transfer agent fee payable	10,016
Deferred trustees’ fees	4,385

Total liabilities	8,455,757

Net Assets	$649,533,909

Net assets were comprised of:
Shares of beneficial interest, at par	$655,368
Paid-in capital in excess of par	657,048,675

657,704,043
Undistributed net investment income	5,805,304
Accumulated net realized loss on investment transactions	(28,921,315)
Net unrealized appreciation on investments	14,945,877

Net assets, April 30, 2014	$649,533,909

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($373,610,033 ÷ 37,693,963 shares of beneficial interest issued and outstanding)	$9.91
Maximum sales charge (4.00% of offering price)	0.41

Maximum offering price to public	$10.32

Class B
Net asset value, offering price and redemption price per share ($67,445,045 ÷ 6,800,228 shares of beneficial interest issued and outstanding)	$9.92

Class C
Net asset value, offering price and redemption price per share ($89,990,042 ÷ 9,075,393 shares of beneficial interest issued and outstanding)	$9.92

Class Z
Net asset value, offering price and redemption price per share ($118,488,789 ÷ 11,967,247 shares of beneficial interest issued and outstanding)	$9.90

See Notes to Financial Statements.

Prudential Muni High Income Fund	37

Statement of Operations

Year Ended April 30, 2014

Net Investment Income
Income
Interest income	$37,453,201

Expenses
Management fee	3,245,009
Distribution fee—Class A	1,103,368
Distribution fee—Class B	342,279
Distribution fee—Class C	964,016
Transfer agent’s fees and expenses (including affiliated expense of $55,800)	389,000
Custodian’s fees and expenses	127,000
Registration fees	97,000
Shareholders’ reports	49,000
Audit fee	33,000
Legal fees and expenses	26,000
Trustees’ fees	26,000
Insurance	11,000
Miscellaneous	16,771

Total expenses	6,429,443
Less: Custodian fee credit	(331)
Distribution fee waiver—Class A	(183,895)

Net expenses	6,245,217

Net investment income	31,207,984

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(2,460,841)
Futures transactions	115,039

(2,345,802)

Net change in unrealized appreciation (depreciation) on:
Investments	(42,628,395)
Futures	(130,401)

(42,758,796)

Net loss on investment transactions	(45,104,598)

Net Decrease In Net Assets Resulting From Operations	$(13,896,614)

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended April 30,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$31,207,984	$32,899,521
Net realized gain (loss) on investment transactions	(2,345,802)	1,245,691
Net change in unrealized appreciation (depreciation) on investments	(42,758,796)	29,262,270

Net increase (decrease) in net assets resulting from operations	(13,896,614)	63,407,482

Dividends from net investment income (Note 1)
Class A	(17,539,291)	(19,365,831)
Class B	(3,098,075)	(2,843,690)
Class C	(3,866,439)	(4,087,790)
Class Z	(5,839,929)	(6,109,157)

	(30,343,734)	(32,406,468)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	160,542,586	236,071,746
Net asset value of shares issued in reinvestment of dividends	24,726,708	26,108,577
Cost of shares reacquired	(272,645,831)	(172,548,552)

Net increase (decrease) in net assets from Fund share transactions	(87,376,537)	89,631,771

Total increase (decrease)	(131,616,885)	120,632,785

Net Assets:
Beginning of year	781,150,794	660,518,009

End of year(a)	$649,533,909	$781,150,794

(a) Includes undistributed net investment income of:	$5,805,304	$4,731,544

See Notes to Financial Statements.

Prudential Muni High Income Fund	39

Notes to Financial Statements

Prudential Investment Portfolios 4—Prudential Muni High Income Fund (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one series: the Prudential Muni High Income Fund. The Fund is a diversified fund.

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

40

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as these inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Muni High Income Fund	41

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

42

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the

Prudential Muni High Income Fund	43

Notes to Financial Statements

continued

Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended April 30, 2014, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Interest income, including amortization of

44

premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and payment is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the

Prudential Muni High Income Fund	45

Notes to Financial Statements

continued

management of the Fund. PI pays for the services of PIM, the cost of compensation of officers for the Fund, occupancy and certain clerical and bookkeeping cost of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets of up to $1 billion and .45% of the average daily net assets in excess of $1 billion. The effective management fee rate was .50% for the year ended April 30, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through August 31, 2015.

PIMS has advised the Fund that it received $165,787 for Class A shares in front-end sales charges during the year ended April 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended April 30, 2014, it received $3,484, $116,743, and $32,416 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

46

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended April 30, 2014, were $154,954,442 and $244,143,912, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchases and sales amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended April 30, 2014, the adjustments were to increase undistributed net investment income by $209,510, decrease accumulated net realized loss on investment transactions by $10,854,794 and decrease paid-in capital in excess of par by $11,064,304 due to the difference in the treatment of accreting market discount between financial and tax reporting, write off of capital loss carryforward due to expiration and other book to tax differences. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended April 30, 2014, the tax character of dividends paid was $30,124,032 of tax-exempt income and $219,702 of ordinary income. For the year ended April 30, 2013, the tax character of dividends paid was $31,659,947 of tax-exempt income and $746,521 of ordinary income.

As of April 30, 2014, the components of distributable earnings on a tax basis were $5,690,050 of tax-exempt income (includes timing difference of $438,105 for dividends payable) and $1,053,895 of ordinary income, respectively. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Muni High Income Fund	47

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$620,153,917	$39,701,666	$(21,339,612)	$18,362,054

The difference between book and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount, deferred losses on wash sales and other adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after May 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before April 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Additionally, approximately $11,064,000 of its capital loss carryforward was written off unused due to expiration. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of April 30, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$11,783,000

Pre-Enactment Losses:
Expiring 2019	$19,389,000

The Fund elected to treat post-October capital losses of approximately $1,662,000 as having been incurred in the following fiscal year (April 30, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

48

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2014:
Shares sold	7,395,693	$71,476,863
Shares issued in reinvestment of dividends and distributions	1,519,900	14,670,437
Shares reacquired	(13,400,810)	(129,406,875)

Net increase (decrease) in shares outstanding before conversion	(4,485,217)	(43,259,575)
Shares issued upon conversion from Class B and Class Z	150,758	1,451,047
Shares reacquired upon conversion into Class Z	(211,195)	(2,029,034)

Net increase (decrease) in shares outstanding	(4,545,654)	$(43,837,562)

Year ended April 30, 2013:
Shares sold	9,398,324	$97,179,267
Shares issued in reinvestment of dividends and distributions	1,557,894	16,114,635
Shares reacquired	(9,322,255)	(96,444,999)

Net increase (decrease) in shares outstanding before conversion	1,633,963	16,848,903
Shares issued upon conversion from Class B and Class Z	173,721	1,793,241
Shares reacquired upon conversion into Class Z	(84,382)	(876,713)

Net increase (decrease) in shares outstanding	1,723,302	$17,765,431

Prudential Muni High Income Fund	49

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended April 30, 2014:
Shares sold	835,302	$8,180,198
Shares issued in reinvestment of dividends and distributions	247,262	2,386,224
Shares reacquired	(1,560,930)	(14,991,895)

Net increase (decrease) in shares outstanding before conversion	(478,366)	(4,425,473)
Shares reacquired upon conversion into Class A	(136,099)	(1,311,328)

Net increase (decrease) in shares outstanding	(614,465)	$(5,736,801)

Year ended April 30, 2013:
Shares sold	2,550,176	$26,294,072
Shares issued in reinvestment of dividends and distributions	205,253	2,126,257
Shares reacquired	(621,019)	(6,410,775)

Net increase (decrease) in shares outstanding before conversion	2,134,410	22,009,554
Shares reacquired upon conversion into Class A	(113,123)	(1,164,346)

Net increase (decrease) in shares outstanding	2,021,287	$20,845,208

Class C
Year ended April 30, 2014:
Shares sold	1,383,172	$13,460,033
Shares issued in reinvestment of dividends and distributions	318,570	3,074,897
Shares reacquired	(4,054,787)	(39,138,347)

Net increase (decrease) in shares outstanding before conversion	(2,353,045)	(22,603,417)
Shares reacquired upon conversion into Class Z	(114,241)	(1,106,299)

Net increase (decrease) in shares outstanding	(2,467,286)	$(23,709,716)

Year ended April 30, 2013:
Shares sold	3,873,064	$40,011,096
Shares issued in reinvestment of dividends and distributions	304,313	3,150,848
Shares reacquired	(1,779,070)	(18,434,386)

Net increase (decrease) in shares outstanding before conversion	2,398,307	24,727,558
Shares reacquired upon conversion into Class Z	(228,931)	(2,376,372)

Net increase (decrease) in shares outstanding	2,169,376	$22,351,186

50

Class Z	Shares	Amount
Year ended April 30, 2014:
Shares sold	7,011,971	$67,425,492
Shares issued in reinvestment of dividends and distributions	476,279	4,595,150
Shares reacquired	(9,257,051)	(89,108,714)

Net increase (decrease) in shares outstanding before conversion	(1,768,801)	(17,088,072)
Shares issued upon conversion from Class A and Class C	325,803	3,135,333
Shares reacquired upon conversion into Class A	(14,567)	(139,719)

Net increase (decrease) in shares outstanding	(1,457,565)	$(14,092,458)

Year ended April 30, 2013:
Shares sold	7,031,578	$72,587,311
Shares issued in reinvestment of dividends and distributions	456,047	4,716,837
Shares reacquired	(4,946,929)	(51,258,392)

Net increase (decrease) in shares outstanding before conversion	2,540,696	26,045,756
Shares issued upon conversion from Class A and C	313,692	3,253,085
Shares reacquired upon conversion into Class A	(60,542)	(628,895)

Net increase (decrease) in shares outstanding	2,793,846	$28,669,946

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended April 30, 2014.

Prudential Muni High Income Fund	51

Financial Highlights

Class A Shares
	Year Ended April 30,
	2014(a)	2013(a)	2012(a)	2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47	$10.02	$9.18	$9.56	$8.51
Income (loss) from investment operations:
Net investment income	.47	.47	.48	.51	.53
Net realized and unrealized gain (loss) on investment transactions	(.57)	.44	.83	(.41)	1.03
Total from investment operations	(.10)	.91	1.31	.10	1.56
Less Dividends:
Dividends from net investment income	(.46)	(.46)	(.47)	(.48)	(.51)
Capital Contributions(e)	-	-	-	-	-	(b)
Net asset value, end of year	$9.91	$10.47	$10.02	$9.18	$9.56
Total Return(c):	(.71)%	9.26%	14.61%	1.05%	18.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$373,610	$442,197	$406,033	$365,513	$403,864
Average net assets (000)	$367,792	$432,410	$383,978	$398,618	$378,340
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.87%	.86%	.87%	.87%	.87%
Expenses before waivers and/or expense reimbursement	.92%	.91%	.92%	.92%	.92%
Net investment income	4.90%	4.55%	4.95%	5.34%	5.77%
Portfolio turnover rate(d)	17%	19%	15%	24%	26%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The portfolio turnover rate including variable rate demand notes was 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011 and 51% for the year ended April 30, 2010.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

52

Class B Shares
	Year Ended April 30,
	2014(a)	2013(a)	2012(a)	2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.48	$10.03	$9.19	$9.57	$8.52
Income (loss) from investment operations:
Net investment income	.45	.44	.45	.47	.50
Net realized and unrealized gain (loss) on investment transactions	(.57)	.45	.84	(.39)	1.04
Total from investment operations	(.12)	.89	1.29	.08	1.54
Less Dividends:
Dividends from net investment income	(.44)	(.44)	(.45)	(.46)	(.49)
Capital Contributions(e)	-	-	-	-	-	(b)
Net asset value, end of year	$9.92	$10.48	$10.03	$9.19	$9.57
Total Return(c):	(.95)%	8.99%	14.33%	.82%	18.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$67,445	$77,670	$54,084	$36,335	$32,238
Average net assets (000)	$68,456	$67,171	$43,752	$35,386	$29,152
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.12%	1.11%	1.12%	1.12%	1.12%
Expenses before waivers and/or expense reimbursement	1.12%	1.11%	1.12%	1.12%	1.12%
Net investment income	4.66%	4.30%	4.69%	5.11%	5.52%
Portfolio turnover rate(d)	17%	19%	15%	24%	26%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The portfolio turnover rate including variable rate demand notes was 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011 and 51% for the year ended April 30, 2010.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Muni High Income Fund	53

Financial Highlights

continued

Class C Shares
	Year Ended April 30,
	2014(a)	2013(a)	2012(a)	2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.47	$10.03	$9.19	$9.57	$8.51
Income (loss) from investment operations:
Net investment income	.40	.39	.40	.44	.48
Net realized and unrealized gain (loss) on investment transactions	(.56)	.44	.84	(.40)	1.05
Total from investment operations	(.16)	.83	1.24	.04	1.53
Less Dividends:
Dividends from net investment income	(.39)	(.39)	(.40)	(.42)	(.47)
Capital Contributions(f)	-	-	-	-	-	(b)
Net asset value, end of year	$9.92	$10.47	$10.03	$9.19	$9.57
Total Return(c):	(1.36)%	8.35%	13.77%	.39%	18.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$89,990	$120,882	$93,969	$73,273	$72,570
Average net assets (000)	$96,402	$109,555	$82,069	$79,419	$54,768
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.62%	1.61%	1.62%	1.54%	1.37%
Expenses before waivers and/or expense reimbursement	1.62%	1.61%	1.62%	1.62%	1.62%
Net investment income	4.15%	3.80%	4.20%	4.67%	5.25%
Portfolio turnover rate(e)	17%	19%	15%	24%	26%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through August 31, 2010.

(e) The portfolio turnover rate including variable rate demand notes was 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011 and 51% for the year ended April 30, 2010.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

54

Class Z Shares
	Year Ended April 30,
	2014(a)	2013(a)	2012(a)	2011	2010
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.46	$10.01	$9.17	$9.56	$8.50
Income (loss) from investment operations:
Net investment income	.50	.50	.50	.53	.55
Net realized and unrealized gain (loss) on investment transactions	(.57)	.44	.84	(.41)	1.05
Total from investment operations	(.07)	.94	1.34	.12	1.60
Less Dividends:
Dividends from net investment income	(.49)	(.49)	(.50)	(.51)	(.54)
Capital Contributions(e)	-	-	-	-	-	(b)
Net asset value, end of year	$9.90	$10.46	$10.01	$9.17	$9.56
Total Return(c):	(.47)%	9.54%	14.92%	1.20%	19.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$118,489	$140,403	$106,432	$56,323	$39,207
Average net assets (000)	$116,356	$129,038	$84,036	$49,605	$27,751
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.62%	.61%	.62%	.62%	.62%
Expenses before waivers and/or expense reimbursement	.62%	.61%	.62%	.62%	.62%
Net investment income	5.15%	4.80%	5.18%	5.62%	6.00%
Portfolio turnover rate(d)	17%	19%	15%	24%	26%

(a) Calculated based on average shares outstanding during the year.

(b) Less than $.005 per share.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d) The portfolio turnover rate including variable rate demand notes was 24% for the year ended April 30, 2014, 39% for the year ended April 30, 2013, 35% for the year ended April 30, 2012, 49% for the year ended April 30, 2011 and 51% for the year ended April 30, 2010.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended April 30, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Muni High Income Fund	55

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 4:

We have audited the accompanying statement of assets and liabilities of Prudential Muni High Income Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 4, including the portfolio of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of April 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 16, 2014

56

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended April 30, 2014, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.459	$.435	$.386	$.482

In January 2015, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2014.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

Prudential Muni High Income Fund	57

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Muni High Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Muni High Income Fund

(1) The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James Quinn, 2013; Richard A. Redeker. 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Muni High Income Fund

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

    Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer and Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Muni High Income Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX
CUSIP	74440M104	74440M203	74440M302	74440M401

MF133E      0263023-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2014 and April 30, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $33,475 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	June 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 19, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	June 19, 2014